                                                                    EXHIBIT 10.1

                       FIFTH AMENDMENT TO LOAN AGREEMENT


                 This Fifth Amendment to Loan Agreement (this "Amendment") is made and entered into as of October 16, 1997, by and among TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, with an office located at 12875 Josey Lane, Dallas, Texas 75266-0197 ("Lender"), and HORIZON HEALTH CORPORATION, formerly known as HORIZON MENTAL HEALTH MANAGEMENT, INC., a Delaware corporation ("Parent"), HORIZON MENTAL HEALTH MANAGEMENT, INC., a Texas corporation ("Management"), and MENTAL HEALTH OUTCOMES, INC., a Delaware corporation ("Outcomes"), each of which has 1500 Water's Ridge Drive, Lewisville, Texas 75057 as its principal business address (Parent, Management and Outcomes are individually, each a "Borrower" and collectively, the "Borrowers").


                               R E C I T A L S:

         A. On September 29, 1995, Lender and Borrowers entered into that certain Loan Agreement (the "Loan Agreement") pursuant to which Lender agreed to make loans and advances (collectively the "Loans") to Borrowers in accordance with the terms thereof. The Loans are evidenced by that certain Revolving Credit Note of even date with the Loan Agreement, in the stated principal amount of $11,000,000.00, bearing interest and being payable to the order of Lender as therein provided (as amended, the "Note").

         B. On December 20, 1995, Lender and Borrowers entered into that certain First Amendment to Loan Agreement (the "First Amendment"), pursuant to which Borrowers and Lender made certain amendments to the Loan Agreement. In May, 1996, Lender and Borrowers entered into that certain Second Amendment to Loan Agreement (the "Second Amendment"), pursuant to which Borrowers and Lender made certain additional amendments to the Loan Agreement. On July 12, 1996, Lender and Borrowers entered into that certain Third Amendment to Loan Agreement (the "Third Amendment"), pursuant to which Borrowers and Lender made certain additional amendments to the Loan Agreement. On May 23, 1997, Lender and Borrowers entered into that certain Fourth Amendment to Loan Agreement (the "Fourth Amendment"), pursuant to which Borrowers and Lender made certain additional amendments to the Loan Agreement. The Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Note and the documents, instruments and agreements executed in connection therewith are collectively referred to herein as the "Loan Documents".

         C. Borrowers have requested Lender to modify the Loan Agreement, and Lender, as the legal and equitable owner and holder of the Loan Agreement, at the request of Borrowers, for good and valuable consideration, is willing to enter into this Amendment upon the terms and conditions set forth below.



FIFTH AMENDMENT - Page 1

                               A G R E E M E N T:

         NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby covenant and agree as follows:

         1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Change of Name. Parent amended its Certificate of Incorporation to change its name to Horizon Health Corporation. A copy of the amendment to Parent's Certificate of Incorporation is attached to this Amendment as Exhibit A. From and after the date of this Amendment, all references in the Loan Agreement and the Loan Documents to Parent shall be deemed references to Parent after giving effect to the amendment to Parent's Certificate of Incorporation.

         3. Increase of Commitment. The definition of "Commitment" is amended to read as follows:

         Commitment means the commitment of Lender to make Revolving Credit Loans to Borrowers pursuant to Section 2.1 hereof in an aggregate principal amount at any one time outstanding not to exceed $14,000,000, or such lower amount as may be provided for pursuant to the terms of this Agreement.

         4. Maximum Amount of Revolving Credit Loans. Section 2.1(a) to the Loan Agreement is amended and restated in its entirety to read as follows:

                 (a) Subject to and in reliance upon the terms, conditions, representations and warrants contained in this Agreement, Lender agrees to make revolving credit loans to Borrowers in one or more advances ("Revolving Credit Loans") up to the Revolving Commitment Termination Date so long as the aggregate of the Revolving Credit Loans outstanding never exceeds the Commitment. Lender shall have no obligation to make any Revolving Credit Loan (x) on a non-Business Day, or (y) after, and Lender's commitment to lend on a revolving basis shall expire on, the Revolving Commitment Termination Date. During the Revolving Commitment Period, Borrowers may borrow, repay and re-borrow the Revolving Credit Loans in whole or part, all in accordance with terms and conditions of this Agreement.

         5. Removal of Borrowing Base Limitation. Section 2.7 to the Loan Agreement is amended and restated in its entirety to read as follows:

                 2.7 Mandatory Payment of Revolving Credit Loans. If, at any time during the Revolving Commitment Period, the unpaid principal balance of the Revolving Credit Note shall exceed the Commitment, then, Borrowers shall





FIFTH AMENDMENT - Page 2
         immediately repay, without premium or penalty, Revolving Credit Loans in an amount equal to such excess, along with accrued unpaid interest on the amount so repaid to the date of such repayment.

         6. Borrowing Base Report. Section 5.3(c) of the Loan Agreement, which requires monthly Borrowing Base Reports, is hereby deleted in its entirety.

         7. Subsidiaries. Schedule 4.17 to the Loan Agreement is amended and restated in its entirety by replacing it with Schedule 4.17 to this Amendment, in order to reflect three additional subsidiaries of Parent, specifically, Clay Care, Inc., a Texas corporation, Geriatric Medical Care, Inc., a Tennessee corporation, and Specialty Healthcare Management, Inc., a Delaware corporation.

         8. Notices. Schedule 8.1 to the Loan Agreement is amended and restated in its entirety by replacing it with Schedule 8.1 to this Amendment, in order to reflect a change in address of the Borrowers.

         9. Revolving Credit Note. Exhibit B to the Loan Agreement, setting forth the form of the Revolving Credit Note, is hereby deleted and replaced in its entirety by Exhibit B to this Amendment.

         10. Acorn Acquisition. In accordance with Section 5.2 (c) of the Loan Agreement, Lender hereby consents to the acquisition by Borrowers of all of the outstanding capital stock of Acorn Behavioral HealthCare Management Corporation, a Pennsylvania corporation, for approximately $12.7 million in cash.

         11.     Performance of Obligations.       Borrowers hereby expressly
promise to perform all of their obligations under the Loan Agreement and other Loan Documents, as modified by this Amendment.

         12.     Costs and Expenses.       Borrowers hereby agree to reimburse
Lender for Lender's costs and expenses, including, but not limited to, attorney's fees and legal expenses, incurred by Lender in connection with (a) the preparation of this Amendment and the Loan Documents executed in connection herewith and in connection with the negotiation and consummation of the transaction contemplated hereby; and (b) the enforcement of the Loan Documents (including reasonable, actual attorneys fees if collected by or through an attorney) and all such expense incurred in the defense of legal proceedings involving any claim made against Lender arising out of the Loan Documents. The obligations of Borrowers hereunder shall survive the final payment of all Obligations of Borrowers and the resulting termination of this Amendment.

         13. Loan Documents. All references to the Loan Agreement in the Loan Documents shall be deemed to be the Loan Agreement, as modified hereby.

         14. No Counter-claims. Borrowers hereby acknowledge and agree that (a) Lender is not in default in the performance of its obligations under the Loan Documents; (b) Borrowers





FIFTH AMENDMENT - Page 3
have no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if Borrowers have any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loans and/or the Loan Documents, same are hereby waived, relinquished and released in consideration of Lender's execution and delivery of this Amendment; (c) all of the provisions of the Loan Documents, except as amended hereby, are in full force and effect; and (d) upon the execution hereof, the Loan Agreement, the Note, and the other Loan Documents are not in default.

         15. Force and Effect. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Agreement, the Note, and all other Loan Documents are and shall remain in full force and effect and are incorporated herein by reference.

         16.     No Waiver.       Borrowers acknowledge that the execution of
this Amendment by Lender is not intended nor shall it be construed as (a) an actual or implied waiver of any default under the Loan Agreement, the Note or any other Loan Documents or (b) an actual or implied waiver of any condition or obligation imposed upon Borrowers pursuant to the Loan Agreement, the Note or any other Loan Documents, except to the extent expressly set forth herein.

         17.     Counterparts.    This Amendment may be executed in any number
of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

         18.     Final Agreement.          THIS AMENDMENT AND THE OTHER LOAN
DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Loan Agreement as of the day and year first above written.


                                  TEXAS COMMERCE BANK NATIONAL
                                  ASSOCIATION, a national banking association



                                  By:      /s/ JORGE L. CALDERON
                                           ----------------------------------
                                           Jorge L. Calderon
                                           Vice President





FIFTH AMENDMENT - Page 4

                               HORIZON HEALTH CORPORATION,
                               formerly known as
                               HORIZON MENTAL HEALTH MANAGEMENT,
                                 INC., a Delaware corporation



                               By:   /s/ JAMES W. MCATEE
                                     ----------------------------
                                     James W. McAtee
                                     Executive Vice President
                                     and Secretary

                               HORIZON MENTAL HEALTH MANAGEMENT,
                                 INC., a Texas corporation



                               By:   /s/ JAMES W. MCATEE
                                     ----------------------------
                                     James W. McAtee
                                     Senior Vice President
                                     and Secretary

                               MENTAL HEALTH OUTCOMES, INC.,
                                 a Delaware corporation



                               By:   /s/ JAMES W. MCATEE
                                     ----------------------------
                                     James W. McAtee
                                     Executive Vice President,
                                     Secretary and Treasurer





FIFTH AMENDMENT - Page 5

      By their execution below, each of HHMC Partners, Inc., a Delaware corporation ("Partners") and HHG Colorado, Inc., a Colorado corporation ("Colorado") (Partners and Colorado are individually each a "Guarantor" and collectively the "Guarantors") acknowledge and consent to all of the terms and conditions of this Amendment, and ratify and confirm their respective Guaranty to and for the benefit of Lender. Guarantors acknowledge that Guarantors have no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of their obligations thereunder, or if Guarantors do have any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loans and/or the Loan Documents, same are hereby waived, relinquished and released in consideration of Lender's execution and delivery of this Amendment. Further, Guarantors agree that nothing contained in this Amendment shall adversely affect any right or remedy of Lender under the Guaranties and that with respect to the Guaranties, all references in the Guaranties to the "Obligations" shall mean the "Obligations", as amended by this Amendment; that the execution and delivery of this Amendment shall in no way change or modify their obligations as Guarantors pursuant to their respective Guaranty; and that the execution and delivery of any agreements by Borrowers and Lender in connection with this Amendment shall not constitute a waiver by Lender of any of Lender's rights against Guarantors. Guarantors guarantee the full and faithful performance by Borrowers of all of its duties and obligations under this Amendment, the Loan Agreement and the other Loan Documents.

                                 HHMC PARTNERS, INC.,
                                   a Delaware corporation



                                 By:   /s/ JAMES W. MCATEE
                                       ---------------------------------
                                       James W. McAtee
                                       Executive Vice President,
                                       Secretary and Treasurer

                                 HHG COLORADO, INC.,
                                   a Colorado corporation



                                 By:   /s/ JAMES W. MCATEE
                                       ---------------------------------
                                       James W. McAtee
                                       Vice President, Secretary
                                       and Treasurer





FIFTH AMENDMENT - Page 6

                                 SCHEDULE 4.17

                                  SUBSIDIARIES


1.  Subsidiaries of Horizon Health Corporation, a Delaware corporation

    Horizon Mental Health Management, Inc., a Texas corporation

    Mental Health Outcomes, Inc., a Delaware corporation

    HHG Colorado, Inc., a Colorado corporation

    Clay Care, Inc., a Texas corporation

    Geriatric Medical Care, Inc., a Tennessee corporation

    Specialty Healthcare Management, Inc., a Delaware corporation

2.  Subsidiaries of Horizon Mental Health Management, Inc., a Texas corporation

    HHMC Partners, Inc., a Delaware corporation





SCHEDULE 4.17 - Page 1

                                  SCHEDULE 8.1

                                    NOTICES



BORROWERS:             Horizon Health Corporation
                       1500 Water's Ridge Drive
                       Lewisville, Texas 75057
                       Telecopy No.: 972-420-8282
                       Attention:  Mr. James W. McAtee

COPY TO:               Strasburger & Price, L.L.P.
                       NationsBank Plaza
                       Main Street, Suite 4300
                       Dallas, Texas 75202
                       Telecopy No.:  214-651-4330
                       Attention:  David K. Meyercord, Esq.

LENDER:                Texas Commerce Bank National Association
                       12875 Josey Lane
                       P. O. Box 660197
                       Dallas, Texas  75266-0197
                       Telecopy No.:  (214) 888-7837
                       Attention:  Mr. Jorge L. Calderon

COPY TO:               Hughes & Luce, L.L.P.
                       1717 Main Street, Suite 2800
                       Dallas, Texas  75201
                       Telecopy No.: (214) 939-6100
                       Attention:  James W. Sargent





SCHEDULE 8.1 - Page 1

                                   EXHIBIT A

                   Amendment to Certificate of Incorporation

                   [Omitted; Previously filed as Exhibit 4.1
                     to the Company's Current Report on
                       Form 8-K dated August 11, 1997]




EXHIBIT A - Page 1

                                                     EXHIBIT B TO LOAN AGREEMENT

                              AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE

                  [Omitted; Filed as Exhibit 10.2 herewith]